CALAMOS® GLOBAL TOTAL RETURN FUND

(THE “FUND”)

Supplement dated December 17, 2020 to the

Prospectus dated February 28, 2020,

as supplemented March 11, 2020 and April 7, 2020

Effective immediately, the third paragraph in the section titled “Mandatory Redeemable Preferred Shares” on page 37 is hereby deleted and replaced with the following:

Effective December 17, 2020, Kroll Bond Rating Agency LLC (“Kroll”) replaced Fitch Ratings, Inc. (“Fitch”) as the rating agency for the MRP Shares. The MRP Shares have been assigned a rating of ‘AA-’ by Kroll. If the ratings of the MRP Shares are downgraded, the Fund’s dividend expense may increase, as described below.

Please retain this supplement for future reference.

CGOSUP 12/20